SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                       Date of Report: October 2, 2003
                        (Date of earliest event reported)


                               PRETORY USA, INC.
             (Exact name of registrant as specified in its charter)



     Nevada                      000-28597              33-0780055
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(State or other                 (Commission            (IRS Employer
 jurisdiction of                 File Number)          Identification
 incorporation)                                            Number)



  437 Russell Avenue, Suffield, Connecticut          06078
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  (Address of principal executive offices)         (Zip Code)



Registrant's telephone number including area code:  860-668-6644



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         (Former name or former address, if changed since last report.)

Item 4.  Changes in Registrant's Certifying Accountant
         ---------------------------------------------

     (b) On October 2, 2003, the Board of Directors appointed Marcum & Kliegman, LLP as independent public accountants for the years ended December 31, 2001 and 2002. The Registrant has not had any discussions nor received any written opinion or oral advice from Marcum & Kliegman, LLP during the past two most recent fiscal years and any subsequent interim period with respect to either the application of accounting principles to a specified transaction, either completed or proposed, or as to the type of audit opinion that might be rendered on Registrant's financial statements.



                                   Signatures

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        PRETORY USA, INC.


                                        By: /s/ William Buck
                                            ----------------------------------
                                                William Buck
                                                Chief Executive Officer


Dated: October 2, 2003